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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 28, 2005

                           Programmer's Paradise, Inc.
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             (Exact name of Registrant as specified in its charter)

              Delaware                  000-26408             13-3136104
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    (State of Other Jurisdiction       (Commission          (IRS Employer
         of Incorporation)             File Number)      Identification No.)

    1157 Shrewsbury Avenue, Shrewsbury, New Jersey               07702
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       (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code:  (732) 389-8950

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 AND ITEM 7.01. RESULTS OF OPERATIONS AND FINANCIAL CONDITION AND
REGULATION FD DISCLOSURE

        On April 28, 2005, Programmer's Paradise, Inc. issued a press release announcing its financial results for the first quarter ended March 31, 2005. The information contained in the press release, which is attached as Exhibit 99.1 to this report, is incorporated by reference herein and is furnished pursuant to
Item 2.02, "Results of Operations and Financial Condition" and Item 7.01, "Regulation FD Disclosure."

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

        (C)   EXHIBITS.

                 99.1 Press Release dated April 28, 2005, furnished pursuant to Item 2.02 and Item 7.01

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 PROGRAMMER'S PARADISE, INC.

Dated:  April 29, 2005                         By:   /s/ Simon F. Nynens
                                                     ---------------------------
                                                     Simon F. Nynens
                                                     Chief Financial Officer

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                                Index to Exhibits

Exhibit No.     Description
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99.1            Press Release dated April 28, 2005, furnished pursuant to
                Item 2.02 and Item 7.01